Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 3Q 2006
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Quarterly Consolidated Assets Under Management or Supervision
13	…………….	Quarterly Discover Income Statement Information
14	…………….	Quarterly Discover Income Statement Information (Managed Loan Basis)
15	…………….	Quarterly Discover Financial Information and Statistical Data
16	…………….	Quarterly Intersegment Eliminations Income Statement Information
17	…………….	Quarterly Inst'l. Securities, Global Wealth Management Group and Asset Mgmt. Combined Income Statement Information
18	…………….	Quarterly Discover Financial Information (Managed Loan Basis)
19	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Current Year)
20	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Prior Year)
21	…………….	YTD Reconciliation of General Credit Card Loan Data
22	…………….	Quarterly Discover Reconciliation of Managed Income Statement Data
23	…………….	Quarterly Reconciliation of Adjusted Assets
24	…………….	Description of Adjustments to Previously Reported Financial Information
25	…………….	Quarterly Consolidated Firm Reconciliation to Previously Reported Financial Information
26	…………….	Quarterly Institutional Securities Reconciliation to Previously Reported Financial Information
27	…………….	Quarterly Inst'l Securities, Global Wealth Management and Asset Mgmt. Reconciliation to Previously Reported Financial Information
28	…………….	Illustration of Standard Equity Award Amortization
29	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006 (1)	May 31, 2006 (1)	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006 (1)	Change
Net revenues
Institutional Securities	$4,015	$3,340	$4,164	$4,154	$5,473	$5,545	$4,989	20%	(10%)	$11,519	$16,007	39%
Global Wealth Management Group	1,238	1,228	1,255	1,298	1,284	1,402	1,371	9%	(2%)	3,721	4,057	9%
Asset Management	696	642	679	890	695	723	634	(7%)	(12%)	2,017	2,052	2%
Discover	959	888	911	694	1,089	1,191	1,047	15%	(12%)	2,758	3,327	21%
Intersegment Eliminations	(70)	(67)	(62)	(74)	(59)	(98)	(53)	15%	46%	(199)	(210)	(6%)
Consolidated net revenues	$6,838	$6,031	$6,947	$6,962	$8,482	$8,763	$7,988	15%	(9%)	$19,816	$25,233	27%

Income before taxes (2)
Institutional Securities	$1,077	$813	$1,288	$1,576	$1,775	$2,087	$2,001	55%	(4%)	$3,178	$5,863	84%
Global Wealth Management Group	353	118	30	84	23	157	158	*	1%	501	338	(33%)
Asset Management	287	175	162	383	172	224	125	(23%)	(44%)	624	521	(17%)
Discover	354	263	239	65	479	541	368	54%	(32%)	856	1,388	62%
Intersegment Eliminations	24	25	23	22	19	(13)	15	(35%)	*	72	21	(71%)
Consolidated income before taxes	$2,095	$1,394	$1,742	$2,130	$2,468	$2,996	$2,667	53%	(11%)	$5,231	$8,131	55%

Earnings per basic share: (3)
Income from continuing operations	$1.26	$0.88	$1.12	$1.69	$1.57	$1.81	$1.83	63%	1%	$3.26	$5.21	60%
Discontinued operations	$-	$-	$(0.98)	$0.70	$(0.03)	$0.01	$-	*	*	$(0.97)	$(0.2)	98%
Cumulative effect of accounting change (4)	$0.05	$-	$-	$-	$-	$-	$-	--	--	$0.05	$-	*
Earnings per basic share	$1.31	$0.88	$0.14	$2.39	$1.54	$1.82	$1.83	*	1%	$2.34	$5.19	122%

Earnings per diluted share: (3)
Income from continuing operations	$1.24	$0.86	$1.09	$1.64	$1.51	$1.74	$1.75	61%	1%	$3.19	$5.01	57%
Discontinued operations	$-	$-	$(0.96)	$0.68	$(0.03)	$0.01	$-	*	*	$(0.95)	$(0.02)	98%
Cumulative effect of accounting change (4)	$0.05	$-	$-	$-	$-	$-	$-	--	--	$0.05	$-	*
Earnings per diluted share	$1.29	$0.86	$0.13	$2.32	$1.48	$1.75	$1.75	*	--	$2.29	$4.99	118%

Average common shares outstanding
Basic	1,069,097,162	1,053,812,487	1,045,874,085	1,031,343,423	1,020,041,181	1,013,241,715	1,010,468,365			1,056,211,084	1,014,846,804
Diluted	1,090,166,326	1,079,811,172	1,072,033,275	1,063,147,962	1,061,764,798	1,054,733,745	1,055,664,392			1,080,279,276	1,055,811,711
Period end common shares outstanding	1,103,263,369	1,086,652,691	1,082,727,000	1,057,677,994	1,070,407,513	1,071,786,172	1,058,664,567			1,082,727,000	1,058,664,567

Return on average common
equity from continuing operations	20.0%	13.8%	17.1%	24.9%	21.8%	23.6%	22.7%			17.0%	22.7%
Return on average common equity	19.7%	13.1%	2.0%	34.6%	21.3%	23.7%	22.7%			11.6%	22.6%

(1)
See page 24 for a description of certain adjustments affecting previously reported amounts for the quarters ended Feb 28, 2006 and May 31, 2006 and the nine months ended Aug 31, 2006.
See pages 25 - 27 for a reconciliation to previously reported financial information for these periods.

(2)	Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes, gain/(loss) from discontinued operations and cumulative effect of accounting change.
(3)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
(4)	Represents the effects of the adoption of SFAS 123R in the first quarter of fiscal 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006 (1)	May 31, 2006 (1)	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006 (1)	Change

Investment banking	$821	$814	$992	$1,216	$982	$1,132	$1,138	15%	1%	$2,627	$3,252	24%
Principal transactions:
Trading	1,846	1,794	2,150	1,575	3,080	3,565	2,824	31%	(21%)	5,790	9,469	64%
Investments	153	226	103	499	314	690	202	96%	(71%)	482	1,206	150%
Commissions	824	824	804	911	929	1,005	888	10%	(12%)	2,452	2,822	15%
Fees:
Asset management, distribution and admin.	1,204	1,246	1,249	1,259	1,279	1,333	1,326	6%	(1%)	3,699	3,938	6%
Merchant, cardmember and other	308	318	357	340	289	277	312	(13%)	13%	983	878	(11%)
Servicing and securitization income	494	423	398	294	596	651	565	42%	(13%)	1,315	1,812	38%
Interest and dividends	5,843	6,035	6,998	9,299	10,549	10,114	12,670	81%	25%	18,876	33,333	77%
Other	105	121	106	132	115	123	130	23%	6%	332	368	11%
Total revenues	11,598	11,801	13,157	15,525	18,133	18,890	20,055	52%	6%	36,556	57,078	56%
Interest expense	4,625	5,561	5,986	8,253	9,496	9,997	15,835	98%	18%	16,172	31,328	94%
Provision for consumer loan losses	135	209	224	310	155	130	232	4%	78%	568	517	(9%)
Net revenues	6,838	6,031	6,947	6,962	8,482	8,763	7,988	15%	(9%)	19,816	25,233	27%

Compensation and benefits	2,854	2,622	3,165	2,672	4,161	3,723	3,149	(1%)	(15%)	8,641	11,033	28%
Occupancy and equipment	332	232	239	243	232	237	255	7%	8%	803	724	(10%)
Brokerage, clearing and exchange fees	260	276	267	267	292	340	339	27%	--	803	971	21%
Information processing and communications	342	349	349	365	347	365	371	6%	2%	1,040	1,083	4%
Marketing and business development	257	298	276	331	238	298	292	6%	(2%)	831	828	--
Professional services	379	438	505	581	434	538	549	9%	2%	1,322	1,521	15%
Other	570	422	404	373	310	266	366	(9%)	38%	1,396	942	(33%)
September 11th related insurance recoveries, net	(251)	0	0	0	0	0	0	--	--	(251)	0	*
Total non-interest expenses	4,743	4,637	5,205	4,832	6,014	5,767	5,321	2%	(8%)	14,585	17,102	17%

Income from continuing operations before losses from unconsolidated
investees, taxesand cumulative effect of accounting change	2,095	1,394	1,742	2,130	2,468	2,996	2,667	53%	(11%)	5,231	8,131	55%
Losses from unconsolidated investees	73	67	105	66	69	103	2	(98%)	(98%)	245	174	(29%)
Provision for income taxes	673	396	471	318	792	1,060	814	73%	(23%)	1,540	2,666	73%
Income from continuing operations	1,349	931	1,166	1,746	1,607	1,833	1,851	59%	1%	3,446	5,291	54%
Discontinued operations
Gain/(loss) from discontinued operations	7	(5)	(1,700)	1,212	(55)	14	0	*	*	(1,698)	(42)	98%
Income tax benefit/(provision)	(3)	2	678	(493)	22	(6)	0	*	*	677	17	(97%)
Gain/(loss) from discontinued operations	4	(3)	(1,022)	719	(33)	8	0	*	*	(1,021)	(25)	98%
Cumulative effect of accounting change (2)	49	0	0	0	0	0	0	--	--	49	0	*
Net income	$1,402	$928	$144	$2,465	$1,574	$1,841	$1,851	*	1%	$2,474	$5,266	113%

Return on average common equity
from continuing operations	20.0%	13.8%	17.1%	24.9%	21.8%	23.6%	22.7%			17.0%	22.7%
Return on average common equity	19.7%	13.1%	2.0%	34.6%	21.3%	23.7%	22.7%			11.6%	22.6%
Pre-tax profit margin (3)	31%	23%	25%	31%	29%	34%	33%			26%	32%
Compensation and benefits as a % of net revenues	42%	44%	46%	38%	49%	43%	39%			44%	44%

(1)
See page 24 for a description of certain adjustments affecting previously reported amounts for the quarters ended Feb 28, 2006 and May 31, 2006 and the nine months ended Aug 31, 2006.
See pages 25 - 27 for a reconciliation to previously reported financial information for these periods.

(2)	Represents the effects of the adoption of SFAS 123R in the first quarter of fiscal 2005.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
	Quarter Ended							Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006 (1)	May 31, 2006 (1)	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06
Morgan Stanley
Total assets (millions)	$802,210	$818,711	$837,391	$898,523	$959,625	$1,027,054	$1,028,872	23%	--
Adjusted assets (millions) (2)	$447,221	$440,283	$458,190	$481,869	$528,148	$548,596	$556,754	22%	1%
Period end common shares outstanding (millions)	1,103.3	1,086.7	1,082.7	1,057.7	1,070.4	1,071.8	1,058.7	(2%)	(1%)
Book value per common share	$25.83	$26.07	$26.07	$27.59	$28.12	$29.97	$31.24	20%	4%
Shareholders' equity (millions) (3)	$31,328	$31,224	$31,107	$31,946	$33,886	$35,902	$37,956	22%	6%
Total capital (millions) (4)	$122,230	$113,324	$118,415	$125,891	$134,366	$145,849	$149,956	27%	4%
Worldwide employees	53,718	54,142	53,760	53,218	53,870	53,163	54,349	1%	2%

Average Daily 95%/One-Day Value-at-Risk ("VaR") (5)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$42	$41	$31	$37	$35	$39	$33
Equity price	$29	$22	$24	$25	$25	$29	$26
Foreign exchange rate	$8	$8	$8	$8	$9	$9	$7
Commodity price	$23	$24	$25	$26	$31	$28	$33

Trading VaR	$66	$59	$52	$57	$58	$63	$56
Non - trading VaR	$16	$12	$14	$15	$20	$26	$24
Aggregate trading and non - trading VaR	$76	$67	$58	$65	$65	$70	$66

(1)
See page 24 for a description of certain adjustments affecting previously reported amounts for the quarters ended Feb 28, 2006 and May 31, 2006.
See pages 25 - 27 for a reconciliation to previously reported financial information for these periods.

(2)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 24 for further information.

(3)	Includes common equity, preferred equity and junior subordinated debt issued to capital trusts.
(4)	Includes common equity, preferred equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(5)
95% / One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. The Company has changed the confidence level at which VaR is utilized for limit and other management purposes from a 99% confidence level to a 95% confidence level. In addition, the Company believes this change will facilitate comparisons to other companies in the financial services industry. Under the 99% confidence level the aggregate average trading VaR, aggregate average trading and non-trading VaR would have been $97 million and $108 million, respectively. Under the 99% confidence level the quarter end aggregate trading VaR and aggregate trading and non-trading VaR would have been $97 million and $108 million, respectively. Going forward the Company will calculate VaR under the 95% confidence level. For a further discussion of the calculation of VaR and the limitations of the
Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2005.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended								Nine Months Ended
	Feb 28, 2006 (1)		May 31, 2006 (1)		Aug 31, 2006				Aug 31, 2006 (1)
	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity			Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$16.2	29%	$18.1	28%	$18.8	30%			$17.7	29%

Global Wealth Management Group	3.5	2%	3.3	13%	3.0	14%			3.3	9%

Asset Management	2.0	21%	2.1	26%	2.3	13%			2.1	20%

Securities Business	21.7	24%	23.5	26%	24.1	27%			23.1	26%

Discover	4.6	26%	5.0	27%	5.1	19%			4.9	24%

Capital surplus (unallocated)	3.2		2.6		3.4				3.1

Total - continuing operations	29.5	22%	31.1	24%	32.6	23%			31.1	23%

Discontinued operations	0.0		0.0		0.0				0.0

Firm	$29.5	21%	$31.1	24%	$32.6	23%			$31.1	23%

	Quarter Ended								Nine Months Ended
	Feb 28, 2005		May 31, 2005		Aug 31, 2005		Nov 30, 2005		Aug 31, 2005
	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$13.8	21%	$14.3	16%	$14.6	24%	$15.6	35%	$14.2	20%

Global Wealth Management Group	3.8	23%	3.6	8%	3.5	2%	3.7	9%	3.7	11%

Asset Management	1.8	41%	1.7	25%	1.7	24%	1.7	55%	1.7	30%

Securities Business	19.4	23%	19.6	16%	19.8	20%	21.0	32%	19.6	20%

Discover	4.3	20%	4.2	16%	4.6	13%	4.6	4%	4.4	16%

Capital surplus (unallocated)	3.2		3.1		2.9		2.5		3.1

Total - continuing operations	26.9	20%	26.9	14%	27.3	17%	28.1	25%	27.1	17%

Discontinued operations	1.5		1.5		1.3		0.4		1.4

Firm	$28.4	20%	$28.4	13%	$28.6	2%	$28.5	35%	$28.5	12%

(1)
See page 24 for a description of certain adjustments affecting previously reported amounts for the quarters ended Feb 28, 2006 and May 31, 2006 and nine months ended Aug 31, 2006.
See pages 25 - 27 for a reconciliation to previously reported financial information for these periods.

(2)
The Company uses an economic capital model to determine the amount of equity capital needed to support the risk of its business activities and to ensure that the Company remains adequately capitalized. Economic capital is defined as the amount of capital needed to run the business through the business cycle and satisfy the requirements of regulators, rating agencies and the market. The Company's methodology is based on a going concern approach that assigns economic capital to each segment based on regulatory capital usage plus additional capital for stress losses, goodwill and principal investment risk. The economic capital model and allocation methodology may be enhanced over time in response to changes in the business and regulatory environment.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006 (1)	May 31, 2006 (1)	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006 (1)	Change

Investment banking	$742	$735	$898	$1,102	$903	$1,055	$1,009	12%	(4%)	$2,375	$2,967	25%
Principal transactions:
Trading	1,727	1,684	2,035	1,460	2,958	3,447	2,713	33%	(21%)	5,446	9,118	67%
Investments	91	226	69	270	284	595	188	172%	(68%)	386	1,067	176%
Commissions	503	538	501	618	610	694	629	26%	(9%)	1,542	1,933	25%
Asset management, distribution and admin. fees	34	39	46	33	44	73	72	57%	(1%)	119	189	59%
Interest and dividends	5,275	5,379	6,263	8,538	9,791	9,318	11,826	89%	27%	16,917	30,935	83%
Other	66	78	69	88	79	83	88	28%	6%	213	250	17%
Total revenues	8,438	8,679	9,881	12,109	14,669	15,265	16,525	67%	8%	26,998	46,459	72%
Interest expense	4,423	5,339	5,717	7,955	9,196	9,720	11,536	102%	19%	15,479	30,452	97%
Net revenues	4,015	3,340	4,164	4,154	5,473	5,545	4,989	20%	(10%)	11,519	16,007	39%

Total non-interest expenses	2,938	2,527	2,876	2,578	3,698	3,458	2,988	4%	(14%)	8,341	10,144	22%

Income from continuing operations before losses from unconsolidated investees, taxes, and cumulative
effect of accounting change	1,077	813	1,288	1,576	1,775	2,087	2,001	55%	(4%)	3,178	5,863	84%
Losses from unconsolidated investees	73	67	105	66	68	103	1	(99%)	(99%)	245	172	(30%)
Income before taxes	1,004	746	1,183	1,510	1,707	1,984	2,000	69%	1%	2,933	5,691	94%
Provision for income taxes	284	171	306	148	531	722	580	90%	(20%)	761	1,833	141%
Income from continuing operations (2)	$720	$575	$877	$1,362	$1,176	$1,262	$1,420	62%	13%	$2,172	$3,858	78%

Return on average common equity (3)	21%	16%	24%	35%	29%	28%	30%			20%	29%
Pre-tax profit margin (4)	27%	24%	31%	38%	32%	38%	40%			28%	37%

(1)
See page 24 for a description of certain adjustments affecting previously reported amounts for the quarters ended Feb 28, 2006 and May 31, 2006 and nine months ended Aug 31, 2006.
See pages 25 - 27 for a reconciliation to previously reported financial information for these periods.

(2)	Excludes (gain)/loss from discontinued operations and cumulative effect of accounting change.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006	Change

Investment Banking
Advisory revenue	$254	$357	$388	$479	$355	$385	$461	19%	20%	$999	$1,201	20%
Underwriting revenue
Equity	202	145	200	358	197	371	237	19%	(36%)	547	805	47%
Fixed income	286	233	310	265	351	299	311	--	4%	829	961	16%
Total underwriting revenue	$488	$378	$510	$623	$548	$670	$548	7%	(18%)	$1,376	$1,766	28%

Total investment banking revenue	$742	$735	$898	$1,102	$903	$1,055	$1,009	12%	(4%)	$2,375	$2,967	25%

Sales and Trading
Sales and trading net revenue (1)
Equity	1,214	1,119	1,280	1,191	1,654	1,724	1,509	18%	(12%)	3,613	4,887	35%
Fixed income	1,998	1,211	1,964	1,609	2,724	2,366	2,221	13%	(6%)	5,173	7,311	41%
Total sales and trading net revenue	$3,212	$2,330	$3,244	$2,800	$4,378	$4,090	$3,730	15%	(9%)	$8,786	$12,198	39%

	Fiscal View									Calendar View
	Quarter Ended (2)									Eight Months Ended (2)
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006			Aug 31, 2005	Aug 31, 2006

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$174.5	$201.1	$109.7	$124.5	$334.8	$206.8	$164.2			$434.0	$525.5
Market share	26.7%	35.7%	19.4%	18.1%	40.6%	22.4%	23.3%			28.7%	24.9%
Rank	3	1	5	6	3	3	4			1	4

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$41.5	$94.9	$155.2	$169.5	$177.9	$181.3	$109.9			$278.8	$401.0
Market share	11.6%	25.5%	22.7%	29.3%	28.1%	30.4%	21.2%			21.6%	26.4%
Rank	7	2	5	2	2	2	5			4	3

Global equity and related issues
Morgan Stanley global market volume (billions)	$14.7	$5.7	$9.0	$15.5	$10.8	$19.1	$10.4			$24.5	$34.4
Market share	11.8%	6.2%	6.2%	10.2%	7.5%	9.5%	8.8%			7.9%	8.6%
Rank	1	6	5	1	4	2	3			4	3

Global IPO's
Morgan Stanley global market volume (billions)	$3.5	$2.1	$3.2	$5.4	$2.7	$7.5	$5.2			$8.0	$14.2
Market Share	10.4%	8.6%	6.6%	9.9%	6.8%	11.2%	11.7%			8.7%	10.6%
Rank	1	2	4	2	5	2	1			1	1

Global debt
Morgan Stanley global market volume (billions)	$82.9	$84.1	$91.2	$81.7	$94.4	$98.8	$80.9			$245.4	$254.3
Market share	6.1%	5.8%	6.1%	5.1%	5.8%	5.8%	5.5%			6.1%	5.9%
Rank	4	5	5	7	5	5	7			5	5

(1)	Includes principal transactions trading, commissions and net interest revenue.
(2)	Source: Thomson Financial, data as of September 6, 2006.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06

Loans
Investment grade	$1.5	$1.8	$3.0	$5.0	$5.6	$6.2	$7.4	147%	19%
Non-investment grade	1.0	1.9	2.8	2.3	2.9	2.9	5.4	93%	86%
Total loans	$2.5	$3.7	$5.8	$7.3	$8.5	$9.1	$12.8	121%	41%

Commitments
Investment grade	$18.7	$21.1	$27.6	$23.9	$29.2	$27.1	$26.2	(5%)	(3%)
Non-investment grade	2.0	5.6	3.0	13.1	5.3	8.2	18.4	*	124%
Total commitments	$20.7	$26.7	$30.6	$37.0	$34.5	$35.3	$44.6	46%	26%

Loans plus commitments
Investment grade	$20.2	$22.9	$30.6	$28.9	$34.8	$33.3	$33.6	10%	1%
Non-investment grade	$3.0	$7.5	$5.8	$15.4	$8.2	$11.1	$23.8	*	114%
% investment grade	87%	75%	84%	65%	81%	75%	59%
% non-investment grade	13%	25%	16%	35%	19%	25%	42%

Total loans and commitments	$23.2	$30.4	$36.4	$44.3	$43.0	$44.4	$57.4	58%	29%
Hedges (1)	$13.1	$14.3	$16.1	$17.8	$17.7	$23.8	$24.3	51%	2%
Total loans and commitments net of hedges	$10.1	$16.1	$20.3	$26.5	$25.3	$20.6	$33.1	63%	61%

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006	Change
Investment banking	$71	$68	$81	$100	$67	$95	$120	48%	26%	$220	$282	28%
Principal transactions:
Trading	120	111	116	117	124	121	113	(3%)	(7%)	347	358	3%
Investments	(2)	(2)	1	2	0	26	16	*	(38%)	(3)	42	*
Commissions	329	295	306	298	319	312	261	(15%)	(16%)	930	892	(4%)
Asset management, distribution and admin fees	607	632	629	649	649	674	688	9%	2%	1,868	2,011	8%
Interest and dividends	135	149	174	204	206	246	270	55%	10%	458	722	58%
Other	38	45	38	46	36	44	33	(13%)	(25%)	121	113	(7%)
Total revenues	1,298	1,298	1,345	1,416	1,401	1,518	1,501	12%	(1%)	3,941	4,420	12%
Interest expense	60	70	90	118	117	116	130	44%	12%	220	363	65%
Net revenues	1,238	1,228	1,255	1,298	1,284	1,402	1,371	9%	(2%)	3,721	4,057	9%

Total non-interest expenses	885	1,110	1,225	1,214	1,261	1,245	1,213	(1%)	(3%)	3,220	3,719	15%
Income before taxes	353	118	30	84	23	157	158	*	1%	501	338	(33%)
Provision for income taxes	139	48	11	(1)	9	51	53	*	4%	198	113	(43%)
Income from continuing operations (1)	$214	$70	$19	$85	$14	$106	$105	*	(1%)	$303	$225	(26%)

Return on average common equity (2)	23%	8%	2%	9%	2%	13%	14%			11%	9%
Pre-tax profit margin (3)	29%	10%	2%	7%	2%	11%	12%			14%	8%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended							Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06

Global representatives	10,471	10,438	9,311	9,526	9,000	8,179	8,069	(13%)	(1%)

Annualized revenue per global
representative (thousands) (1)	$462	$470	$508	$551	$554	$653	$675	33%	3%

Assets by client segment (billions)
$10m or more	148	148	153	157	167	172	178	16%	3%
$1m - $10m	211	211	215	218	224	225	234	9%	4%
Subtotal - > $1m	359	359	368	375	391	397	412	12%	4%
$100k - $1m	193	190	188	181	181	183	183	(3%)	--
< $100k	38	36	34	32	32	29	28	(18%)	(3%)
Client assets excluding corporate/other	590	585	590	588	604	609	623	6%	2%
Corporate / other	28	28	29	29	29	30	29	--	(3%)
Total client assets (billions)	$618	$613	$619	$617	$633	$639	$652	5%	2%

Fee-based client account assets (billions) (2)	$166	$165	$170	$173	$182	$190	$193	14%	2%
Fee-based assets as a % of client assets	27%	27%	27%	28%	29%	30%	30%

Bank deposit program (millions)	$496	$446	$449	$1,689	$7,319	$9,114	$9,839	*	8%

Client assets per global
representative (millions) (3)	$59	$59	$66	$65	$70	$78	$81	23%	4%

Domestic retail net new assets (billions) (4)	$3.7	$3.8	$(2.1)	$(8.1)	$-	$2.4	$5.4	*	125%

Domestic retail locations	524	526	517	485	484	473	460	(11%)	(3%)

(1)	Annualized revenue divided by average global representative headcount.
(2)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Total client assets divided by period end global representative headcount.
(4)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006	Change
Investment banking	$11	$11	$13	$15	$12	$15	$9	(31%)	(40%)	$35	$36	3%
Principal transactions:
Investments	64	2	33	227	30	69	(2)	(106%)	(103%)	99	97	(2%)
Commissions	7	7	9	6	7	7	5	(44%)	(29%)	23	19	(17%)
Asset management, distribution and admin fees	605	615	612	628	639	621	606	(1%)	(2%)	1,832	1,866	2%
Interest and dividends	3	3	4	13	5	10	19	*	90%	10	34	*
Other	8	6	11	5	6	6	6	(45%)	--	25	18	(28%)
Total revenues	698	644	682	894	699	728	643	(6%)	(12%)	2,024	2,070	2%
Interest expense	2	2	3	4	4	5	9	200%	80%	7	18	157%
Net revenues	696	642	679	890	695	723	634	(7%)	(12%)	2,017	2,052	2%

Total non-interest expenses	409	467	517	507	523	499	509	(2%)	2%	1,393	1,531	10%
Income before taxes	287	175	162	383	172	224	125	(23%)	(44%)	624	521	(17%)
Provision for income taxes	107	68	57	146	67	89	50	(12%)	(44%)	232	206	(11%)
Income from continuing operations (1)	$180	$107	$105	$237	$105	$135	$75	(29%)	(44%)	$392	$315	(20%)

Return on average common equity (2)	41%	25%	24%	55%	21%	26%	13%			30%	20%
Pre-tax profit margin (3)	41%	27%	24%	43%	25%	31%	20%			31%	25%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006	Change

Assets under management or supervision

Net flows by distribution channel
Americas Retail Morgan Stanley Brand	(3.0)	(2.2)	(2.6)	(2.9)	(3.0)	(2.2)	(2.2)	15%	--	(7.8)	(7.4)	5%
Americas Retail Van Kampen Brand	1.1	0.6	0.7	0.7	(0.7)	(0.4)	(0.8)	*	(100%)	2.4	(1.9)	(179%)
Americas Intermediary	(3.9)	0.2	1.6	0.4	1.7	4.0	1.5	(6%)	(63%)	(2.1)	7.2	*
U.S. Institutional	(4.1)	(4.1)	(2.0)	(2.2)	(4.3)	(4.6)	(2.3)	(15%)	50%	(10.2)	(11.2)	(10%)
Non- U.S.	1.9	1.6	(0.1)	3.8	1.1	2.0	0.2	*	(90%)	3.4	3.3	(3%)
Net flows excluding money markets	(8.0)	(3.9)	(2.4)	(0.2)	(5.2)	(1.2)	(3.6)	(50%)	*	(14.3)	(10.0)	30%
Money Market Net Flows
Institutional	1.7	(0.9)	2.9	(1.2)	4.0	(1.4)	2.8	(3%)	*	3.7	5.4	46
Retail	(0.8)	(2.3)	(0.7)	(2.7)	(5.7)	(3.0)	(0.7)	--	77%	(3.8)	(9.4)	(147%)
Total money market net flows	0.9	(3.2)	2.2	(3.9)	(1.7)	(4.4)	2.1	(5%)	148%	(0.1)	(4.0)	*

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$68	$65	$64	$62	$60	$58	$56	(13%)	(3%)
Americas Retail Van Kampen Brand	81	83	86	88	90	89	90	5%	1%
Americas Intermediary	44	43	46	48	51	55	59	28%	7%
U.S. Institutional	92	86	87	87	88	86	85	(2%)	(1%)
Non- U.S.	59	59	62	67	75	77	80	29%	4%
Total long term assets under management or supervision	344	336	345	352	364	365	370	7%	1%
Institutional money markets/liquidity	32	31	34	33	37	37	40	18%	8%
Retail money markets	51	49	49	46	41	38	38	(22%)	--
Total Money Markets	83	80	83	79	78	75	78	(6%)	4%
Total assets under management or supervision	$427	$416	$428	$431	$442	$440	$448	5%	2%

Assets under management or supervision by asset class
Equity	$207	$205	$212	$218	$230	$226	$226	7%	--
Fixed income	97	92	92	91	90	91	93	1%	2%
Money market	83	80	83	79	78	75	78	(6%)	4%
Alternatives	19	18	18	19	18	20	20	11%	--
Real estate	10	10	11	12	14	15	18	64%	20%
Total assets under management	416	405	416	419	430	427	435	5%	2%
Unit investment trust	11	11	12	12	12	13	13	8%	--
Total assets under management or supervision	$427	$416	$428	$431	$442	$440	$448	5%	2%

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$68	$65	$64	$62	$60	$58	$56	(13%)	(3%)
Americas Retail Van Kampen Brand	81	83	86	88	90	89	90	5%	1%
Americas Intermediary	44	43	46	48	51	55	59	28%	7%
U.S. Institutional	92	86	87	87	88	86	85	(2%)	(1%)
Non- U.S.	59	59	62	67	75	77	80	29%	4%
Total long term assets under management or supervision	344	336	345	352	364	365	370	7%	1%
Institutional money markets/liquidity	32	31	34	33	37	37	40	18%	8%
Retail money markets	51	49	49	46	41	38	38	(22%)	--
Total Money Markets	83	80	83	79	78	75	78	(6%)	4%
Sub-total assets under management or supervision	427	416	428	431	442	440	448	5%	2%

Global wealth management group	127	126	132	139	149	148	161	22%	9%
Institutional securities	22	23	27	29	31	37	38	41%	3%
Total assets under management or supervision	$576	$565	$587	$599	$622	$625	$647	10%	4%

Consolidated assets under management or supervision by asset class
Equity	$267	$265	$276	$285	$301	$303	$306	11%	1%
Fixed income	111	106	107	108	108	109	111	4%	2%
Money market	87	84	87	83	83	80	83	(5%)	4%
Alternatives	19	18	18	19	18	20	20	11%	--
Real estate	32	33	38	41	45	52	56	47%	8%
Total assets under management	516	506	526	536	555	564	576	10%	2%
Unit investment trust	11	11	12	12	12	13	13	8%	--
Other (1)	49	48	49	51	55	48	58	18%	21%
Total assets under management or supervision	$576	$565	$587	$599	$622	$625	$647	10%	4%

(1)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006	Change

Merchant, cardmember and other fees	$308	$318	$357	$340	$289	$277	$312	(13%)	13%	$983	$878	(11%)
Servicing and securitization income	494	423	398	294	596	651	565	42%	(13%)	1,315	1,812	38%
Other	2	2	(1)	2	4	5	13	*	160%	3	22	*
Total non-interest revenues	804	743	754	636	889	933	890	18%	(5%)	2,301	2,712	18%

Interest revenue	458	536	593	587	586	608	642	8%	6%	1,587	1,836	16%
Interest expense	168	182	212	219	231	220	253	19%	15%	562	704	25%
Net interest income	290	354	381	368	355	388	389	2%	--	1,025	1,132	10%

Provision for consumer loan losses	135	209	224	310	155	130	232	4%	78%	568	517	(9%)
Net credit income	155	145	157	58	200	258	157	--	(39%)	457	615	35%

Net revenues	959	888	911	694	1,089	1,191	1,047	15%	(12%)	2,758	3,327	21%

Total non-interest expenses	605	625	672	629	610	650	679	1%	4%	1,902	1,939	2%

Income before losses from
unconsolidated investees and taxes	354	263	239	65	479	541	368	54%	(32%)	856	1,388	62%
Losses from unconsolidated investees	0	0	0	0	1	0	1	*	*	0	2	*
Income before taxes	354	263	239	65	478	541	367	54%	(32%)	856	1,386	62%
Provision for income taxes	134	99	89	18	178	203	125	40%	(38%)	322	506	57%
Income from continuing operations (1)	$220	$164	$150	$47	$300	$338	$242	61%	(28%)	$534	$880	65%

Return on average common equity (2)	20%	16%	13%	4%	26%	27%	19%			16%	24%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%	45%	35%			31%	42%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006	Change

Merchant, cardmember and other fees	$481	$484	$532	$520	$519	$541	$579	9%	7%	$1,497	$1,639	9%
Servicing and securitization income	0	0	0	0	0	0	0	--	--	0	0	--
Other	34	(14)	(19)	(74)	143	22	11	158%	(50%)	1	176	*
Total non-interest revenues	515	470	513	446	662	563	590	15%	5%	1,498	1,815	21%

Interest revenue	1,383	1,426	1,463	1,432	1,475	1,576	1,572	7%	--	4,272	4,623	8%
Interest expense	401	433	475	497	541	576	619	30%	7%	1,309	1,736	33%
Net interest income	982	993	988	935	934	1,000	953	(4%)	(5%)	2,963	2,887	(3%)

Provision for consumer loan losses	538	575	590	687	507	372	496	(16%)	33%	1,703	1,375	(19%)
Net credit income	444	418	398	248	427	628	457	15%	(27%)	1,260	1,512	20%

Net revenues	959	888	911	694	1,089	1,191	1,047	15%	(12%)	2,758	3,327	21%

Total non-interest expenses	605	625	672	629	610	650	679	1%	4%	1,902	1,939	2%

Income before losses from
investees and taxes	354	263	239	65	479	541	368	54%	(32%)	856	1,388	62%
Losses/(gains) from unconsolidated investees	0	0	0	0	1	0	1	*	*	0	2	*
Income before taxes	354	263	239	65	478	541	367	54%	(32%)	856	1,386	62%
Provision for income taxes	134	99	89	18	178	203	125	40%	(38%)	322	506	57%
Income from continuing operations (1)	$220	$164	$150	$47	$300	$338	$242	61%	(28%)	$534	$880	65%

Return on average common equity (2)	20%	16%	13%	4%	26%	27%	19%			16%	24%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%	45%	35%			31%	42%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Discover
(unaudited, dollars in millions)
	Quarter Ended							Percentage Change From:				Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05		3Q06 vs. 2Q06		Aug 31, 2005	Aug 31, 2006	Change

Total owned credit card loans
Period end	$18,908	$19,385	$20,570	$22,496	$19,924	$21,764	$22,922	11%		5%		$20,570	$22,922	11%
Average	$19,210	$18,753	$19,835	$21,934	$21,976	$19,664	$22,424	13%		14%		$19,267	$21,350	11%

Total managed credit card loans (1)(2)
Period end	$47,770	$46,845	$47,105	$46,936	$47,825	$48,539	$49,585	5%		2%		$47,105	$49,585	5%
Average	$48,930	$47,146	$46,769	$46,502	$47,575	$47,307	$48,763	4%		3%		$47,605	$47,884	1%
Interest yield	11.23%	11.69%	12.04%	11.94%	12.13%	12.69%	12.38%	34 bp		(31 bp	)	11.65%	12.40%	75 bp
Interest spread	7.79%	7.96%	7.95%	7.55%	7.44%	7.78%	7.07%	(88 bp	)	(71 bp	)	7.90%	7.43%	(47 bp	)
Transaction volume (billions)	$25.9	$25.4	$26.7	$26.1	$26.8	$28.5	$30.2	13%		6%		$78.0	$85.5	10%
Net Sales	20.8	21.1	22.4	21.6	22.5	24.0	25.7	15%		7%		64.3	72.2	12%
Other transaction volume	5.1	4.3	4.3	4.5	4.3	4.5	4.5	5%		--		13.7	13.3	(3%	)
Accounts (millions)	45.9	45.9	45.6	45.5	46.1	45.9	45.6	--		(1%	)	45.6	45.6	--
Active accounts (millions)	19.5	19.3	19.2	19.2	19.6	19.6	19.7	3%		1%		19.2	19.7	3%
Average receivables per avg. active account (actual $)	$2,476	$2,426	$2,429	$2,420	$2,457	$2,415	$2,484	2%		3%		$2,443	$2,452	--
Trans volume per avg. active account (actual $)	$1,311	$1,306	$1,387	$1,360	$1,385	$1,457	$1,538	11%		6%		$4,004	$4,381	9%
Net gain on securitization	$32	$(16)	$(18)	$(76)	$139	$18	$(2)	89%		(111%	)	$(2)	$154	*
Return on managed receivables (3)	1.82%	1.38%	1.28%	0.40%	2.56%	2.84%	1.96%	68 bp		(88 bp	)	1.50%	2.45%	95 bp
Credit quality
Net charge-off rate	5.11%	4.94%	5.12%	5.76%	5.06%	3.30%	3.81%	(131 bp	)	51 bp		5.06%	4.06%	(100 bp	)
Delinquency rate (over 30 days)	4.24%	3.90%	3.91%	3.98%	3.45%	3.29%	3.41%	(50 bp	)	12 bp		3.91%	3.41%	(50 bp	)
Delinquency rate (over 90 days)	2.05%	1.83%	1.80%	1.75%	1.61%	1.53%	1.59%	(21 bp	)	6 bp		1.80%	1.59%	(21 bp	)
Allowance for loan losses at period end	$840	$828	$817	$829	$777	$773	$808	(1%	)	5%		$817	$808	(1%	)

International managed credit card loans (2)
Period end	$2,648	$2,479	$2,684	$2,675	$4,183	$4,406	$4,522	68%		3%		$2,684	$4,522	68%
Average	$2,606	$2,578	$2,523	$2,667	$2,911	$4,049	$4,361	73%		8%		$2,569	$3,780	47%
Accounts (millions)	1.4	1.4	1.5	1.5	2.6	2.9	2.9	93%		--		1.5	2.9	93%

Payment services (millions of transactions)
Discover network transaction volume	314	315	338	334	339	340	362	7%		6%		967	1,041	8%
PULSE network transaction volume (4)	216	457	466	417	425	471	473	2%		--		1,139	1,369	20%
Total network transaction volume	530	772	804	751	764	811	835	4%		3%		2,106	2,410	14%

(1)	Includes domestic and international credit card businesses.
(2)	Includes owned and securitized credit card loans.
(3)	Annualized net income divided by average managed receivables.
(4)	Reflects volume subsequent to date of acquisition.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006	Change

Investment banking (1)	$(3)	$0	$0	$(1)	$0	$(33)	$0	--	*	$(3)	$(33)	*
Principal transactions:
Trading	(1)	(1)	(1)	(2)	(2)	(3)	(2)	(100%)	33%	(3)	(7)	(133%)
Investments	0	0	0	0	0	0	0	--	--	0	0	--
Commissions	(15)	(16)	(12)	(11)	(7)	(8)	(7)	42%	13%	(43)	(22)	49%
Asset management, distribution and admin. fees	(42)	(40)	(38)	(51)	(53)	(35)	(40)	(5%)	(14%)	(120)	(128)	(7%)
Interest and dividends	(28)	(32)	(36)	(43)	(39)	(68)	(87)	(142%)	(28%)	(96)	(194)	(102%)
Other	(9)	(10)	(11)	(9)	(10)	(15)	(10)	9%	33%	(30)	(35)	(17%)
Total revenues	(98)	(99)	(98)	(117)	(111)	(162)	(146)	(49%)	10%	(295)	(419)	(42%)
Interest expense	(28)	(32)	(36)	(43)	(52)	(64)	(93)	(158%)	(45%)	(96)	(209)	(118%)
Net revenues	(70)	(67)	(62)	(74)	(59)	(98)	(53)	15%	46%	(199)	(210)	(6%)

Total non-interest expenses	(94)	(92)	(85)	(96)	(78)	(85)	(68)	20%	20%	(271)	(231)	15%

Income before taxes	24	25	23	22	19	(13)	15	(35%)	*	72	21	(71%)
Provision for income taxes	9	10	8	7	7	(5)	6	(25%)	*	27	8	(70%)
Income from continuing operations (2)	$15	$15	$15	$15	$12	$(8)	$9	(40%)	*	$45	$13	(71%)

(1)	Included in the May 31, 2006 amount is $30m related to the sale of the Company's aircraft leasing business.
(2)	Excludes cumulative effect of accounting change.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY

The following (page 17) presents more detailed financial information regarding the results of operations for the combined
Institutional Securities, Global Wealth Management Group and Asset Management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley also provides this type of presentation on a managed basis for its Discover business
(page 18) in order to provide helpful comparison to other credit card issuers.

MORGAN STANLEY
Quarterly Institutional Securities, Global Wealth Management Group and Asset Management (1)
Combined Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006 (2)	May 31, 2006 (2)	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006 (2)	Change

Investment banking	$824	$814	$992	$1,216	$982	$1,165	$1,138	15%	(2%)	$2,630	$3,285	25%
Principal transactions:
Trading	1,847	1,795	2,151	1,577	3,082	3,568	2,826	31%	(21%)	5,793	9,476	64%
Investments	153	226	103	499	314	690	202	96%	(71%)	482	1,206	150%
Commissions	824	824	804	911	929	1,005	888	10%	(12%)	2,452	2,822	15%
Asset management, distribution and administration fees	1,204	1,246	1,249	1,259	1,279	1,333	1,327	6%	(1%)	3,699	3,939	6%
Interest and dividends	5,405	5,521	6,429	8,738	9,991	9,537	12,071	57%	7%	17,355	31,599	82%
Other	103	119	107	130	111	118	117	9%	--	329	346	5%
Total revenues	10,360	10,545	11,835	14,330	16,688	17,416	18,568	88%	27%	32,740	52,673	61%
Interest expense	4,477	5,401	5,798	8,060	9,293	9,808	11,625	101%	19%	15,676	30,727	96%
Net revenues	5,883	5,144	6,037	6,270	7,395	7,608	6,943	15%	(9%)	17,064	21,946	29%

Compensation and benefits	2,639	2,413	2,923	2,473	3,917	3,499	2,914	--	(17%)	7,975	10,330	30%
Occupancy and equipment	308	209	217	220	209	216	232	7%	7%	734	657	(10%)
Brokerage, clearing and exchange fees	260	276	267	267	292	340	339	27%	--	803	971	21%
Information processing and communications	260	265	263	269	259	272	275	5%	1%	788	806	2%
Marketing and business development	112	143	143	177	119	156	147	3%	(6%)	398	422	6%
Professional services	315	365	425	507	370	449	456	7%	2%	1,105	1,275	15%
Other	499	342	296	292	240	191	281	(5%)	47%	1,137	712	(37%)
September 11th related insurance recoveries, net	(251)	0	0	0	0	0	0	--	--	(251)	0	*
Total non-interest expenses	4,142	4,013	4,534	4,205	5,406	5,123	4,644	2%	(9%)	12,689	15,173	20%

Income from continuing operations before losses from unconsolidated investees, taxes and cumulative effect of accounting change	1,741	1,131	1,503	2,065	1,989	2,485	2,299	53%	(7%)	4,375	6,773	55%
Losses from unconsolidated investees	73	67	105	66	68	103	1	(99%)	(99%)	245	172	(30%)
Income before taxes	1,668	1,064	1,398	1,999	1,921	2,382	2,298	64%	(4%)	4,130	6,601	60%
Provision for income taxes	539	297	382	300	614	857	689	80%	(20%)	1,218	2,160	77%
Income from continuing operations (3)	$1,129	$767	$1,016	$1,699	$1,307	$1,525	$1,609	58%	6%	$2,912	$4,441	53%

Return on average common equity (4)	23%	16%	20%	32%	24%	26%	27%			20%	26%
Compensation and benefits as a % of net revenues	45%	47%	48%	39%	53%	46%	42%			47%	47%
Non-compensation expenses as a % of net revenues	26%	31%	27%	28%	20%	21%	25%			28%	22%

Pre-tax profit margin (5)	30%	22%	25%	33%	27%	33%	33%			26%	31%

Number of employees (6)	39,641	40,267	40,226	39,723	40,188	40,088	41,416	3%	3%

(1)	Includes the elimination of intersegment activity between Institutional Securities, Global Wealth Management Group and Asset Management.
(2)
See page 24 for a description of certain adjustments affecting previously reported amounts for the quarters ended Feb 28, 2006 and May 31, 2006 and the nine months ended Aug 31, 2006.
See pages 25 - 27 for a reconciliation to previously reported financial information for these periods.

(3)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(6)	Includes Institutional Securities, Global Wealth Management Group, Asset Management and Infrastructure / Company areas.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	3Q06 vs. 3Q05	3Q06 vs. 2Q06	Aug 31, 2005	Aug 31, 2006	Change

Merchant, cardmember and other fees	$481	$484	$532	$520	$519	$541	$579	9%	7%	$1,497	$1,639	9%
Servicing and securitization income	0	0	0	0	0	0	0	--	--	0	0	--
Other	34	(14)	(19)	(74)	143	22	11	158%	(50%)	1	176	*
Total non-interest revenues	515	470	513	446	662	563	590	15%	5%	1,498	1,815	21%

Interest revenue	1,383	1,426	1,463	1,432	1,475	1,576	1,572	7%	--	4,272	4,623	8%
Interest expense	401	433	475	497	541	576	619	30%	7%	1,309	1,736	33%
Net interest income	982	993	988	935	934	1,000	953	(4%)	(5%)	2,963	2,887	(3%)

Provision for consumer loan losses	538	575	590	687	507	372	496	(16%)	33%	1,703	1,375	(19%)
Net credit income	444	418	398	248	427	628	457	15%	(27%)	1,260	1,512	20%

Net revenues	959	888	911	694	1,089	1,191	1,047	15%	(12%)	2,758	3,327	21%

Compensation and benefits	215	209	242	199	244	224	235	(3%)	5%	666	703	6%
Occupancy and equipment	24	23	22	23	23	21	23	5%	10%	69	67	(3%)
Information processing and communications	83	85	87	98	90	96	98	13%	2%	255	284	11%
Marketing and business development	145	155	133	154	119	142	145	9%	2%	433	406	(6%)
Professional services	67	73	80	74	64	92	93	16%	1%	220	249	13%
Other	71	80	108	81	70	75	85	(21%)	13%	259	230	(11%)
Total non-interest expenses	605	625	672	629	610	650	679	1%	4%	1,902	1,939	2%

Income before losses from
unconsolidated investees and taxes	354	263	239	65	479	541	368	54%	(32%)	856	1,388	62%
Losses from unconsolidated investees	0	0	0	0	1	0	1	*	*	0	2	*
Income before taxes	354	263	239	65	478	541	367	54%	(32%)	856	1,386	62%
Provision for income taxes	134	99	89	18	178	203	125	40%	(38%)	322	506	57%
Income from continuing operations (1)	$220	$164	$150	$47	$300	$338	$242	61%	(28%)	$534	$880	65%

Return on average common equity (2)	20%	16%	13%	4%	26%	27%	19%			16%	24%
Compensation and benefits as a % of net revenues	22%	24%	27%	29%	22%	19%	22%			24%	21%
Non-compensation expenses as a % of net revenues	41%	47%	47%	62%	34%	36%	42%			45%	37%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%	45%	35%			31%	42%

Number of employees	14,077	13,875	13,534	13,495	13,683	13,075	12,933	(4%)	(1%)

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY

The following (pages 19 - 22) present a reconciliation for certain information disclosed on pages 13, 14, 15 and 18.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis).
Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Discover business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans.
The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Aug 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,922	$22,424	4.27%	10.45%	5.40%	3.57%	3.17%	1.48%
Securitized	26,663	26,339	3.64%	14.02%	8.52%	4.01%	3.62%	1.68%
Managed	$49,585	$48,763	1.96%	12.38%	7.07%	3.81%	3.41%	1.59%

	Quarter Ended May 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$21,764	$19,664	6.83%	11.01%	6.41%	3.02%	2.97%	1.38%
Securitized	26,775	27,643	4.86%	13.89%	8.76%	3.50%	3.56%	1.65%
Managed	$48,539	$47,307	2.84%	12.69%	7.78%	3.30%	3.29%	1.53%

	Quarter Ended Feb 28, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,924	$21,976	5.54%	9.87%	5.41%	4.54%	2.97%	1.36%
Securitized	27,901	25,599	4.75%	14.08%	9.20%	5.51%	3.79%	1.79%
Managed	$47,825	$47,575	2.56%	12.13%	7.44%	5.06%	3.45%	1.61%

(1)
The table provides a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Nov 30, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,496	$21,934	0.86%	9.89%	5.53%	5.35%	3.69%	1.62%
Securitized	24,440	24,568	0.77%	13.77%	9.36%	6.13%	4.24%	1.87%
Managed	$46,936	$46,502	0.40%	11.94%	7.55%	5.76%	3.98%	1.75%

	Quarter Ended Aug 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$20,570	$19,835	3.01%	10.96%	6.63%	4.69%	3.62%	1.67%
Securitized	26,535	26,934	2.21%	12.83%	8.93%	5.43%	4.13%	1.90%
Managed	$47,105	$46,769	1.28%	12.04%	7.95%	5.12%	3.91%	1.80%

	Quarter Ended May 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,385	$18,753	3.48%	10.56%	6.47%	4.62%	3.48%	1.64%
Securitized	27,460	28,393	2.30%	12.43%	8.92%	5.15%	4.19%	1.97%
Managed	$46,845	$47,146	1.38%	11.69%	7.96%	4.94%	3.90%	1.83%

	Quarter Ended Feb 28, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,908	$19,210	4.64%	9.07%	5.15%	4.62%	3.75%	1.81%
Securitized	28,862	29,720	3.00%	12.63%	9.47%	5.43%	4.55%	2.20%
Managed	$47,770	$48,930	1.82%	11.23%	7.79%	5.11%	4.24%	2.05%

(1)
The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Year to Date Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Nine Months Ended Aug 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,922	$21,350	5.49%	10.43%	5.72%	3.74%	3.17%	1.48%
Securitized	26,663	26,534	4.41%	13.99%	8.82%	4.31%	3.62%	1.68%
Managed	$49,585	$47,884	2.45%	12.40%	7.43%	4.06%	3.41%	1.59%

	Nine Months Ended Aug 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$20,570	$19,267	3.70%	10.21%	6.09%	4.64%	3.62%	1.67%
Securitized	26,535	28,338	2.51%	12.62%	9.11%	5.34%	4.13%	1.90%
Managed	$47,105	$47,605	1.50%	11.65%	7.90%	5.06%	3.91%	1.80%

(1)
The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY
Quarterly Discover Reconciliation of Managed Income Statement Data (1)
(unaudited, dollars in millions)

	Quarter Ended							Nine Months Ended
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Aug 31, 2005	Aug 31, 2006
Merchant, cardmember and other fees:
Owned	$308	$318	$357	$340	$289	$277	$312	$983	$878
Securitization adjustment	173	166	175	180	230	264	267	514	761
Managed	$481	$484	$532	$520	$519	$541	$579	$1,497	$1,639

Servicing and securitizations income:
Owned	$494	$423	$398	$294	$596	$651	$565	$1,315	$1,812
Securitization adjustment	(494)	(423)	(398)	(294)	(596)	(651)	(565)	(1,315)	(1,812)
Managed	$-	$-	$-	$-	$-	$-	$-	$-	$-

Other:
Owned	$2	$2	$(1)	$2	$4	$5	$13	$3	$22
Securitization adjustment	32	(16)	(18)	(76)	139	17	(2)	(2)	154
Managed	$34	$(14)	$(19)	$(74)	$143	$22	$11	$1	$176

Interest revenue:
Owned	$458	$536	$593	$587	$586	$608	$642	$1,587	$1,836
Securitization adjustment	925	890	870	845	889	968	930	2,685	2,787
Managed	$1,383	$1,426	$1,463	$1,432	$1,475	$1,576	$1,572	$4,272	$4,623

Interest expense:
Owned	$168	$182	$212	$219	$231	$220	$253	$562	$704
Securitization adjustment	233	251	263	278	310	356	366	747	1,032
Managed	$401	$433	$475	$497	$541	$576	$619	$1,309	$1,736

Provision for consumer loan losses:
Owned	$135	$209	$224	$310	$155	$130	$232	$568	$517
Securitization adjustment	403	366	366	377	352	242	264	1,135	858
Managed	$538	$575	$590	$687	$507	$372	$496	$1,703	$1,375

(1)	The tables provide a reconciliation of certain managed and owned basis income statement data
(merchant, cardmember and other fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY

The following (page 23) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

		Quarter Ended
		Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006 (1)	May 31, 2006 (1)	Aug 31, 2006

Total assets		$802,210	$818,711	$837,391	$898,523	$959,625	$1,027,054	$1,028,872

Less:	Securities purchased under agreements to resell	(143,462)	(145,579)	(143,642)	(174,330)	(176,260)	(190,289)	(171,547)
	Securities borrowed	(207,985)	(228,454)	(227,098)	(244,241)	(252,896)	(274,581)	(283,024)
Add:	Financial instruments sold, not yet purchased	119,913	131,901	137,443	147,000	149,561	159,822	152,979
Less:	Derivative contracts sold, not yet purchased	(37,389)	(39,835)	(48,395)	(44,952)	(42,928)	(48,747)	(47,017)
	Subtotal	533,287	536,744	555,699	582,000	673,102	673,259	680,263
Less:	Segregated customer cash and securities balances	(26,461)	(36,539)	(30,912)	(30,540)	(27,156)	(31,685)	(30,917)
	Asets recorded under certain provisions of SFAS No.140 and FIN 46	(57,042)	(57,394)	(64,066)	(67,091)	(78,925)	(90,046)	(89,649)
	Goodwill and intangible assets	(2,563)	(2,528)	(2,531)	(2,500)	(2,873)	(2,932)	(2,943)

Adjusted assets		$447,221	$440,283	$458,190	$481,869	$528,148	$548,596	$556,754

Common equity		$28,495	$28,330	$28,226	$29,182	$30,103	$32,118	$33,072
Preferred equity		0	0	0	0	0	0	1,100
Shareholders' equity		28,495	28,330	28,226	29,182	30,103	32,118	34,172
Junior subordinated debt issued to capital trusts (2)		2,833	2,894	2,881	2,764	3,783	3,784	3,784
	Subtotal	31,328	31,224	31,107	31,946	33,886	35,902	37,956
Less: Goodwill and intangible assets		(2,563)	(2,528)	(2,531)	(2,500)	(2,873)	(2,932)	(2,943)
Tangible shareholders' equity		$28,765	$28,696	$28,576	$29,446	$31,013	$32,970	$35,013

Leverage ratio (3)		27.9x	28.5x	29.3x	30.5x	30.9x	31.2x	29.4x

Adjusted leverage ratio (4)		15.5x	15.3x	16.0x	16.4x	17.0x	16.6x	15.9x

(1)
See page 24 for a description of certain adjustments affecting previously reported amounts for the quarters ended Feb 28, 2006 and May 31, 2006.
See pages 25 - 27 for a reconciliation to previously reported financial information for these periods.

(2)
The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (some have final maturity at issuance of thirty years extendible at the Company's option by a further nineteen years, others have a
40 year final maturity at issuance), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 29.

MORGAN STANLEY

The following (pages 25 - 27) present a reconciliation for certain information disclosed on pages 1, 2, 3, 4, 5, 17 and 23 to previously reported financial information.

The Company has adjusted its opening financial position for fiscal 2006 and its financial results for the first two quarters of 2006 to reflect a change in its hedge accounting under SFAS No. 133, Accounting for Derivatives Instruments and Hedging Activities. The change is being made following a recent technical clarification by the SEC of itsinterpretation of SFAS No. 133 related to the accounting for fair value hedges of fixed-rate trust preferred securities. The same periods noted also reflect the adjustment of two cumulative compensation and benefit accruals.

Since January 2005, Morgan Stanley has entered into various interest rate swaps to hedge the interest rate risk inherent in its trust preferred securities.
The terms of the interest rate swaps and the corresponding trust preferred securities mirrored one another, and the Company determined in the past that the changes in the fair value of the swaps and hedged instruments were the same. The Company applied the commonly used “short-cut method” in accounting for these fair value hedges and therefore did not reflect any gains or losses for any hedge ineffectiveness during the relevant periods. Based upon an interpretation of SFAS No. 133 by the SEC, which it recently was made aware of, the Company has determined that since it has the ability at its election to defer interest payments on its trust preferred securities, these swaps did not qualify for the short-cut method. These swaps performed as expected as effective economic hedges of interest rate risk. The Company ended hedging of the interest risk on these trust preferred securities effective August 2006 and adjusted its financial results as if hedge accounting never was applied. Prospectively, the Company will manage the interest rate risk on these securities as part of its overall asset liability management.

During the third quarter, the Company has elected early application of Staff Accounting Bulletin 108 (SAB 108) that was recently released by the U.S.
Securities and Exchange Commission (SEC). SAB 108 allows registrants to adjust prior year financial statements for immaterial errors in the carrying amount of assets and liabilities as of the beginning of this fiscal year, with an offsetting adjustment being made to the opening balance of retained earnings.
The adjustment of prior period quarterly financial statements within the current fiscal year for immaterial errors is accomplished by adjusting the applicable financial statement line items when such information is next presented. Such adjustments do not require previously filed reports with the SEC to be amended.

MORGAN STANLEY
Reconciliation to Previously Reported Consolidated Financial Information (1)
(unaudited, dollars in millions)

	Selected Financial Position Accounts
	Other	Other	Long-term	Shareholder's
	assets	liabilities	borrowings	equity (2)
Previously Reported - Nov. 30, 2005	12,798	16,836	110,465	29,182
Adjustments	12	(83)	129	(34)
Opening balance - Dec. 1, 2005	12,810	16,753	110,594	29,148

	Quarter Ended Feb 28, 2006
	Other	Other	Long-term	Shareholder's	Principal transactions:	Compensation			Earnings per	Return on average
	assets	liabilities	borrowings	equity(2)	trading	and benefits	Interest expense	Net income	diluted share	common equity
Previously Reported	15,988	14,984	121,395	30,124	3,067	4,183	9,481	1,561	1.47	21.1%
Adjustments	12	(98)	131	(21)	13	(22)	15	13	0.01	0.2%
As Adjusted	16,000	14,886	121,526	30,103	3,080	4,161	9,496	1,574	1.48	21.3%

	Quarter Ended May 31, 2006
	Other	Other	Long-term	Shareholder's	Principal transactions:	Compensation			Earnings per	Return on average
	assets	liabilities	borrowings	equity(2)	trading	and benefits	Interest expense	Net income	diluted share	common equity
Previously Reported	17,651	18,159	127,985	32,255	3,735	3,723	9,988	1,957	1.86	25.1%
Adjustments	12	(162)	311	(137)	(170)	-	9	(116)	(0.11)	(1.4%)
As Adjusted	17,663	17,997	128,296	32,118	3,565	3,723	9,997	1,841	1.75	23.7%

	Six Months Ended May 31, 2006
	Other	Other	Long-term	Shareholder's	Principal transactions:	Compensation			Earnings per	Return on average
	assets	liabilities	borrowings	equity(2)	trading	and benefits	Interest expense	Net income	diluted share	common equity
Previously Reported	17,651	18,159	127,985	32,255	6,802	7,906	19,469	3,518	3.33	23.1%
Adjustments	12	(162)	311	(137)	(157)	(22)	24	(103)	(0.10)	(0.6%)
As Adjusted	17,663	17,997	128,296	32,118	6,645	7,884	19,493	3,415	3.23	22.5%

(1)	The tables provide a reconciliation to previously reported financial information for the periods indicated. Refer to page 24.
(2)	Includes common equity and preferred equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 29.

MORGAN STANLEY
Reconciliation to Previously Reported Institutional Securities Financial Information (1)
(unaudited, dollars in millions)

	Quarter Ended Feb 28, 2006
	Principal transactions:	Total non-interest		Income from	Return on average
	trading	expenses	Interest expense	continuing operations	common equity
Previously Reported	2,945	3,720	9,181	1,163	29%
Adjustments	13	(22)	15	13	0%
As Adjusted	2,958	3,698	9,196	1,176	29%

	Quarter Ended May 31, 2006
	Principal transactions:	Total non-interest		Income from	Return on average
	trading	expenses	Interest expense	continuing operations	common equity
Previously Reported	3,617	3,458	9,711	1,378	30%
Adjustments	(170)	-	9	(116)	(2%)
As Adjusted	3,447	3,458	9,720	1,262	28%

	Six Months Ended May 31, 2006
	Principal transactions:	Total non-interest		Income from	Return on average
	trading	expenses	Interest expense	continuing operations	common equity
Previously Reported	6,562	7,178	18,892	2,541	30%
Adjustments	(157)	(22)	24	(103)	(2%)
As Adjusted	6,405	7,156	18,916	2,438	28%

(1)	The tables provide a reconciliation to previously reported financial information for the periods indicated. Refer to page 24.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 29.

MORGAN STANLEY
Reconciliation to Previously Reported Institutional Securities, Global Wealth Management Group and Asset Management Financial Information (1)
(unaudited, dollars in millions)

	Quarter Ended Feb 28, 2006
	Principal transactions:	Compensation		Income from	Return on average
	trading	and benefits	Interest expense	continuing operations	common equity
Previously Reported	3,069	3,939	9,278	1,294	24%
Adjustments	13	(22)	15	13	0%
As Adjusted	3,082	3,917	9,293	1,307	24%

	Quarter Ended May 31, 2006
	Principal transactions:	Compensation		Income from	Return on average
	trading	and benefits	Interest expense	continuing operations	common equity
Previously Reported	3,738	3,499	9,799	1,641	28%
Adjustments	(170)	-	9	(116)	(2%)
As Adjusted	3,568	3,499	9,808	1,525	26%

	Six Months Ended May 31, 2006
	Principal transactions:	Compensation		Income from	Return on average
	trading	and benefits	Interest expense	continuing operations	common equity
Previously Reported	6,807	7,438	19,077	2,935	26%
Adjustments	(157)	(22)	24	(103)	(1%)
As Adjusted	6,650	7,416	19,101	2,832	25%

(1)	The tables provide a reconciliation to previously reported financial information for the periods indicated. Refer to page 24.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 29.

MORGAN STANLEY

This page represents an addendum to the 3Q 2006 Financial Supplement.

In accordance with SFAS 123R, fiscal 2005 compensation expense included the amortization of fiscal 2003 and fiscal 2004 awards but excluded amortization for fiscal 2005 year-end awards. Fiscal 2006 compensation expense includes the amortization related to fiscal 2003 awards, fiscal 2004 awards, fiscal 2005 awards granted to non-retirement-eligible employees, the full cost of equity awards granted to retirement-eligible employees during fiscal 2006 (including fiscal 2005 year-end awards granted in December 2005) and the full cost of fiscal 2006 year-end equity awards to be granted to retirement-eligible employees in December 2006.

Based on interpretative guidance related to SFAS 123R, in the first quarter of 2006 the Company has changed its accounting policy for expensing the cost of year-end equity awards that will be granted to retirement-eligible employees. In fiscal 2006, the Company is accruing the estimated cost of these awards over the course of the current year rather than expensing the awards on the date of the grant.

Fiscal 2005 and fiscal 2006 year-end awards to non-retirement-eligible employees will be amortized over the period from the grant date to the earlier of the employee's retirement eligibility date or the vesting date specified in the award terms.

For a further discussion of the Company's previous accounting for stock-based compensation, see the Company's Form 10-K for the fiscal year ended November 30, 2005.

Illustration of Standard Equity Award Amortization to Non-Retirement-Eligible and Retirement-Eligible Employees
Non-Retirement-Eligible Employees - Fiscal Year Ended
Year of Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	Cumulative Amort. By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				39%	39%	20%	2%	100%

2006					39%	39%	20%	98%

2007						39%	39%	78%

2008							39%	39%

Retirement-Eligible Employees - Fiscal Year Ended
Year of Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	Cumulative Amort. By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				100%	0%	0%	0%	100%

2006				100%	0%	0%	0%	100%

2007					100%	0%	0%	100%

2008						100%	0%	100%

2009							100%	100%

Note:	The actual fiscal impact depends on several factors including, but not limited to, forfeitures, award terms and modifications.
Refer to Legal Notice page 29.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's third quarter earnings press release issued September 20, 2006.